UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 10, 2010
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-12110 (Commission File Number)	76-6088377 (I.R.S. Employer Identification Number)
Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     As previously reported, on March 16, 2010, Camden Property Trust, a Texas real estate investment trust, entered into distribution agency agreements (the “Original Agreements”), with each of Deutsche Bank Securities Inc., Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC (the “Original Managers”), under which the Company agreed to issue and sell common shares of beneficial interest (“Shares”) having an aggregate offering price of up to $250 million from time to time in “at the market” offerings or certain other transactions through any of the Original Managers, as agents and/or principals.
     On May 10, 2010, the Company amended and restated each Original Agreement with the applicable Original Manager, and also entered into a new distribution agency agreement (together with the Original Agreements, the “Agreements”) with Morgan Stanley & Co. Incorporated (together with the Original Managers, the “Managers”) under which the Company agreed to issue and sell the Shares having an aggregate offering price of up to $250 million (including the 1,228,624 Shares having an aggregate offering price of approximately $54,963,534 sold pursuant to the Original Agreements as of May 10, 2010), from time to time in “at the market” offerings or certain other transactions through any of the Managers, as agents and/or principals. Under the Agreements, each of the Managers will be entitled to a commission that will not exceed, but may be lower than, 2% of the gross offering proceeds of any Shares sold through it.
     The Shares sold pursuant to the Agreements will be issued pursuant to the prospectus supplement (the “Prospectus Supplement”) filed on May 10, 2010 with the Securities and Exchange Commission (the “SEC”) to the prospectus included in the Company’s automatic shelf registration statement on Form S-3 (File No. 333-159372) filed on May 20, 2009 with the SEC. This Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state.
     Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, or sales made to or through a market maker other than on an exchange, as well as in negotiated or other transactions described in the Prospectus Supplement. The Company has no obligation to sell any of the Shares in the offering, and may at any time suspend solicitation and offers under the Agreements or terminate the Agreements.
     The Agreements are filed as Exhibits 1.1, 1.2, 1.3 and 1.4 to this Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed herewith as exhibits to this Report.

Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Title
1.1	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Deutsche Bank Securities Inc.

1.2	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Credit Suisse Securities (USA) LLC

1.3	Form of Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Morgan Stanley & Co. Incorporated

1.4	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1 hereto)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2010

CAMDEN PROPERTY TRUST
By:	/s/ Michael P. Gallagher
Michael P. Gallagher
Vice President - Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Title
1.1	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Deutsche Bank Securities Inc.

1.2	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Credit Suisse Securities (USA) LLC

1.3	Form of Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Morgan Stanley & Co. Incorporated

1.4	Form of Amended and Restated Distribution Agency Agreement, dated May 10, 2010, between Camden Property Trust and Wells Fargo Securities, LLC

5.1	Opinion of Locke Lord Bissell & Liddell LLP

23.1	Consent of Locke Lord Bissell & Liddell LLP (included in Exhibit 5.1 hereto)